4. Premises and Equipment	12 Months Ended
Dec. 31, 2016
Property, Plant and Equipment [Abstract]
Premises and Equipment

Major classifications of premises and equipment at December 31, 2016 and 2015 are summarized as follows:

(Dollars in thousands)
	2016	2015

Land	$3,670	3,669
Buildings and improvements	16,398	15,889
Furniture and equipment	19,996	19,462

Total premises and equipment	40,064	39,020

Less accumulated depreciation	23,612	22,044

Total net premises and equipment	$16,452	16,976

The Company recognized approximately $2.1 million in depreciation expense for the year ended December 31, 2016.  Depreciation expense was approximately $2.4 million and $2.5 million for the years ended December 31, 2015 and 2014, respectively.